UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

BAZAARVOICE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

To: All BV Employees

From: Gene Austin

Subject: Significant Day for BV

BV Team,

Today is a significant day in the history of our company. We are announcing that we have entered into an agreement to be acquired by an affiliate of Marlin Equity Partners, a private equity firm, for $5.50 per share in cash. More on the transaction in a moment.

I’m sure many of you are asking “why are we doing this?” Our board of directors has to do what it believes is in the best interests of our stockholders. Our board decided to enter into this deal after considering lots of factors like our business, our strategy, our markets and the alternatives available to us.

You’re probably also asking “is this good for us?” If the deal closes, Bazaarvoice will become a private company again which we believe will give us better flexibility to execute our strategy without the constraints placed on us as a public company – allowing us to make longer term growth decisions without the short term focus and scrutiny.

Becoming part of Marlin Equity also gives us access to additional capital for growth which can help us expand our products and services. Additionally, we will have access to Marlin Equity’s broad market and business intelligence and expertise that will assist us in building an even better company operationally.

About the transaction:

As was mentioned, Marlin Equity is buying BV for $5.50 a share, for a total transaction value of approximately $521M. If approved by the stockholders, we anticipate the transaction could close in the first calendar quarter of 2018. Until then, Bazaarvoice will continue to operate as a public company.

For all of us at Bazaarvoice, we will remain focused on our business priorities and plans for the second half of FY’18. The most important thing each of you can do is to remain focused on delivering the same high level of service to our retail and brand clients that they have come to expect from us.

One of the core objectives of this acquisition in addition to growth is to leverage Marlin Equity’s expertise to help us improve our operating efficiency and profitability. As we approach the close of the deal, we will provide more material updates as they become available. Any proposed operating changes will be communicated as soon as possible.

Lastly, this announcement may generate increased interest in Bazaarvoice among members of the press and financial community. As always, it is important that we speak with one voice. If you are contacted about this transaction, please immediately refer all financial media, analyst or investor questions to Linda Wells (Linda.Wells@bazaarvoice.com) and all press requests to Emily Reagan (Emily.Reagan@bazaarvoice.com), each of whom will respond on the company’s behalf. Do not make any comment on these matters on social media or any other public forum or forward any communication you have received. We will be providing field-facing teams an external FAQ to use in the event they get questions from clients, prospects or partners ask about the transaction.

We know you have many questions. Please see the attached FAQ to provide further insight and answers to your questions, and join us for a special gong session about this announcement today at 10:00 CST.

As I said in the beginning, this is a significant and a new day for us. I am confident that by partnering with Marlin, we can be an even stronger company. Thank you for your continued hard work and dedication to Bazaarvoice. We look forward to a very successful future.

Gene

Additional Information and Where to Find It

In connection with the merger, Bazaarvoice, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website http://www.bazaarvoice.com or by writing to the Company’s Secretary at 10901 Stonelake Blvd, Austin, TX 78759.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on October 13, 2017 and the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2017. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Forward-looking statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee and/or reimbursement of their expenses; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended April 30, 2017 and Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2017. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

Going Private Looking to the future November 27, 2017 This following powerpoint slides were used during a presentation to Bazaarvoice employees made by Gene Austin, the Chief Executive Officer of Bazaarvoice, at an employee meeting held on November 27, 2017.

Board of Directors agreed that the Company would be acquired by an affiliate of Marlin Equity Partners for $5.50/share All cash deal valued at approximately $521M All outstanding stock will be converted into the right to receive $5.50/share on the transaction close date Will call a special meeting to allow shareholders to vote on the deal If approved, deal could close during calendar Q1 2018 What was announced today?

Board thoroughly considered lots of factors and concluded this transaction is in the best interest of our stockholders: Business and financial condition of Bazaarvoice Long-term financial and operating plan of our business Risks and challenges in our business, new products, markets and the economy generally Price / premium to be paid and certainty of immediate cash consideration Extent and quality of our sale and negotiation processes Opinions of financial and other advisors Terms of the merger agreement and financing / likelihood of completion Risks to the business / remedies if the deal doesn’t happen Why this deal at this time?

More flexibility to drive and implement our growth strategies Fewer impacts of being a public company Enable longer term growth decisions with less short term scrutiny and pressure Access to capital to expand our products / services (M and A) Gain access to Marlin’s broad market and business intelligence /expertise Open, transparent communication Why going private is good for Bazaarvoice

$6.7B private equity firm, with offices in LA and London Have significant portfolio of software companies Believes that Bazaarvoice has significant potential as a private company Recognizes the strength of our team Can provide capital to accelerate our growth This was a competitive bidding process over many months Who is Marlin / Why them?

Continue to pursue our strategies Focus on managing costs to accelerate our profitability and cash flow Any leadership and operational changes will be communicated further along in the process What would being private mean for BV going forward?

All vested RSUs (you own this stock) Will be paid $5.50 per share upon closing of the transaction (subject to applicable tax withholding) For unvested RSUs 30% of your unvested RSUs (on a grant-by-grant basis) will vest and be paid $5.50 per share upon closing of the merger (subject to applicable taxes and withholdings) 70% of your unvested RSUs (on a grant-by-grant basis) will be converted into the right to be paid $5.50 per share (subject to applicable tax withholding) on the same vesting schedule in place prior to the transaction, (subject to continued employment) EXAMPLE: You have one RSU award for 100 unvested RSU’s: 30 will vest and you will be paid $5.50 per share totaling $165 (subject to applicable taxes and withholdings), soon after closing of the merger 70 will convert to the right to be paid $5.50 per share on the same vesting schedule that was in place before the merger (i.e., subject to remaining employed on each vesting date), subject to applicable taxes and withholdings What about my RSUs?

All vested in-the-money stock options (options with strike price < $5.50) Will be paid the amount per share equal to the difference between $5.50 and the strike price, upon closing of the transaction (subject to applicable tax withholding) For unvested stock options 30% of in-the-money options (on a grant-by-grant basis) will vest and be paid, upon closing of the merger, the amount per share equal to the difference between $5.50 and the strike price (subject to applicable taxes and withholding) 70% of in-the-money options (on a grant-by-grant basis) will be converted into the right to be paid the amount per share equal to the difference between $5.50 and the strike price (subject to applicable taxes and withholding) on the same vesting schedule in place prior to the transaction, subject to continued employment Stock options, whether vested or not, that are not in the-money will be cancelled EXAMPLE: You have one stock option award for 100 unvested stock options at a strike price of $3.00 30 will vest and you will paid $2.50 per share totaling $75 (subject to applicable taxes and withholding), soon after closing of the transaction 70 will convert to the right to be paid $2.50 per share on the same vesting schedule that was in place before the transaction (i.e subject to remaining employed on each vesting date), subject to applicable taxes and withholding) What about my stock options?

JOB #1: Stay focused on Q3 priorities / continue doing what you are doing Lots of things to happen before closing (shareholder meeting, regulatory approvals, etc.) Leaders are evaluating our go-forward cost structure to improve EBITDA / cash flow as we do every year If questions beyond FAQs, please ask your ELT member directly What’s next?

Additional Information and Where to Find It   In connection with the merger, Bazaarvoice, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website http://www.bazaarvoice.com or by writing to the Company’s Secretary at 10901 Stonelake Blvd, Austin, TX 78759. Participants in the Solicitation   The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on October 13, 2017 and the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2017. To the extent that such individual's holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger. Forward-looking statements   This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee and/or reimbursement of their expenses; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended April 30, 2017 and Quarterly Reports on Form 10-Q for the fiscal quarters ended July 31, 2017[ and October 31, 2017]. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

Employee FAQ

Q: What was announced today?

A: We announced that our Board of Directors has approved an agreement to be acquired by an affiliate of Marlin Equity Partners for $5.50 per share in cash, which implies a transaction value of approximately $521 million. At the conclusion of the transaction, Bazaarvoice will again become a private company.

Q: Is becoming a private company the best option for Bazaarvoice? Why now?

A: Our Board of Directors has to do what it believes to be in the best interests of shareholders. Our Board regularly reviews our business, operations, financial performance and strategic direction. As part of this review, our Board considers our long-term strategy, changes in the industry and markets in which we operate, execution opportunities and risks and other considerations. After many months of consideration and process, our Board decided that this transaction is in the best interest of our shareholders.

As a management team, we believe this is the right step for Bazaarvoice to pursue our growth strategy, while also increasing our efficiency and profitability. Being a private company will provide us with greater flexibility to pursue our strategic objectives, without the pressures of being a public company. In addition, we believe that with Marlin Equity’s support and expertise in our industry, we will continue to drive growth and innovation.

Q: Who is Marlin Equity Partners?

A: Marlin Equity Partners is a global investment firm with over $6.7 billion of capital under management. The firm is focused on providing corporate parents, shareholders and other stakeholders with tailored solutions that meet their business and liquidity needs. Marlin invests in businesses across multiple industries where its capital base, industry relationships and extensive network of operational resources significantly strengthen a company’s outlook and enhance value. Since its inception, Marlin, through its group of funds and related companies, has successfully completed over 100 acquisitions. The firm is headquartered in Los Angeles, California with an additional office in London. For more information, please visit www.marlinequity.com.

Q: Why is Marlin a good fit for Bazaarvoice?

A: Marlin Equity believes that Bazaarvoice has significant potential as a private company and is supportive of our strategic objectives. Marlin Equity also recognizes the strength of our solutions and our team and is in a position to provide us with additional capital to help us pursue our vision.

Q: What are the acquisition terms?

A: Marlin Equity will purchase all outstanding shares of Bazaarvoice common stock for $5.50 per share. If the transaction is approved by the shareholders, we expect it to close in the first quarter of calendar 2018, subject to the satisfaction of customary closing conditions such as regulatory approvals. Until then, we remain an independent, public company and it is business as usual for Bazaarvoice.

Q: Are there any immediate changes that Marlin Equity is expected to make? How will this affect the day-to-day operations at Bazaarvoice?

A: The transaction has not yet closed, but for now, we expect things to remain business as usual. As we approach the close of the deal, we will provide updates as they become available.

Q: Does this mean we aren’t doing well?

A: As a business, we’ve made a lot of positive improvements over the past several years, and we continue to make progress in expanding our network by increasing our client base, the amount of content across the network, and the number of shoppers we see. We still have a lot of work to do, and Marlin Equity has great confidence in our future as a private company.

Q: Will Gene still be our CEO?

A: Yes, Gene will continue as CEO.

Q. What about the rest of the management team?

A: We are working with the Marlin team to plan any operational and organizational changes as a result of this transaction. We will have more information about this in the coming months.

Q: How will BV work with Marlin Equity Partners going forward?

A: Gene and his leadership team will be the primary contacts with the Marlin team and will work closely with them on further developments to our strategy and operations.

Q: Will our brand/name stay the same?

A: There will be no changes to our name or brand as a result of this transaction.

Q: Will there be cost reductions or layoffs as a result of this transaction?

A: One of the core objectives of this acquisition in addition to growth is to leverage Marlin Equity’s expertise to help us improve our operating efficiency and profitability. As we approach the close of the deal, we will provide any material updates as they become available.

Q: What happens to my RSUs?

A: For any vested RSUs (you own that stock) that you hold, you will be paid $5.50 per each share upon closing of the merger (less applicable tax withholding and other required withholdings).

With respect to any unvested RSUs that you hold, the terms of the deal stipulate that 30% of your unvested RSUs (applied on a grant-by-grant basis) will vest and you will be paid $5.50 per each such share upon closing of the merger (less applicable taxes and other required withholdings). The remaining 70% of your unvested RSUs (applied on a grant-by-grant basis) will be converted into the right to receive $5.50 per share on the same vesting schedule in place prior to the merger subject to your remaining employed through the applicable vesting date (less applicable taxes and other required withholdings).

Q: What happens to my stock options?

A: With respect to any vested stock options that are “in-the-money” (that is, any option with a strike price less than $5.50) that you hold, the amount per share equal to the difference between $5.50 and the applicable option strike price will be paid to you in cash soon after the closing of the merger (less applicable taxes and other required withholdings).

The terms of the deal stipulate that with respect to 30% of any “in-the-money” unvested options that you hold (applied on a grant-by-grant basis), an amount per share equal to the difference between $5.50 and the strike price 30% will be paid to you in cash upon closing of the merger (less applicable taxes and other required withholdings). The remaining 70% of any in-the-money unvested options that you hold (applied on a grant-by-grant basis) will be converted into the right to receive an amount of cash per share underlying the unvested options equal to the difference between $5.50 and the applicable option strike price on the same vesting schedule in place prior to the transaction subject to your remaining employed through the applicable vesting date (less applicable taxes and other required withholdings).

Stock options, whether or not vested, that are not in-the-money (that is, any option with a strike price equal to or greater than $5.50) will be cancelled without any payment to you.

Q: What happens to the stock I purchased through the ESPP?

A: All stock purchased through the ESPP program will be sold, like all other shares, at $5.50, upon completion of the transaction. However, we would note to you that participants in the ESPP will no longer be allowed to increase the percentage amount of payroll deductions to defer into the ESPP after signing the merger agreement. Also, after the current offerings under the ESPP terminate, no new offerings will commence and the ESPP will terminate immediately before the closing of the merger.

We will provide further detail and communication on what you should be aware of and what you might need to do with regards to the exchange of your share of common stock and equity awards for cash at the appropriate time.

Q: Can I trade in Bazaarvoice stock during open periods prior to the closing of the transaction?

A: Yes, however, trading in BV stock will continue to be subject to our Insider Trading Policy and applicable law. Any Bazaarvoice employees that have material non-public information regarding the transaction or Bazaarvoice should refrain from trading in BV stock.

Q: What does today’s announcement mean to me?

A: If the transaction closes, Bazaarvoice will go from being a public company to a private company. It’s important that we stay focused on our business priorities and plans for the remainder of FY’18. Please be assured that the fair treatment of our employees is very important to us.

Q: What should I focus on for the next 30-60 days?

A: All teams should focus on executing the plan for Q3, basically continue doing what you are doing.

Q: Will my retirement and health benefits change?

A: There are no changes as a result of this transaction. Should this change, we will provide more information in the months ahead.

Q: What does this mean for our clients? What will we be communicating to them?

A: We will continue to support and serve our clients as we always have, as they are key contributors to our success and growth strategy. Other than the press release regarding this transaction, we will not be communicating anything to them specifically about this transaction.

Q: What do I do if a client or prospect asks me about the acquisition?

A: While we will not be sending any communications to our clients, we will equip client-facing teams with an external FAQ for reference should they get any questions from clients or prospects.

Q: Does this impact our partnerships in any way? Who will tell our partners about the acquisition?

A: We will provide more information in the months ahead related to any changes in our partner relationships.

Q: What am I allowed to say publicly about the acquisition?

A: Please do not comment publicly on this transaction, including on social media, and do not forward any communications you have received.

Q: What do I do if someone asks me about this? If a reporter calls me? If an analyst calls me?

A: If you are contacted about this transaction, please immediately refer all financial media, analyst or investor questions to Linda Wells (Linda.Wells@bazaarvoice.com) and all press requests to Emily Reagan (Emily.Reagan@bazaarvoice.com), each of whom will respond on the company’s behalf.

Q: Who do I go to with questions about this announcement?

A: Please consult your ELT leader or Kin Gill.

Q: Where can employees obtain additional information?

A: We will make every effort to ensure you are informed about developments as they occur throughout this process. If you have additional questions or need guidance on matters not addressed through these FAQs or during later information updates, please send an email to Bridget Davidson Bridget.Davidson@bazaarvoice.com. We will be consolidating questions and will provide another communication in the near future.

Additional Information and Where to Find It

In connection with the merger, Bazaarvoice, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website http://www.bazaarvoice.com or by writing to the Company’s Secretary at 10901 Stonelake Blvd, Austin, TX 78759.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on October 13, 2017 and the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2017. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Forward-looking statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee and/or reimbursement of their expenses; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended April 30, 2017 and Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2017. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

Client FAQ

Q: What was announced today?

A: We announced that our Board of Directors has approved an agreement to be acquired by an affiliate of Marlin Equity Partners for $5.50 per share in cash, which implies a transaction value of approximately $521 million. At the conclusion of the transaction, Bazaarvoice will become a privately-owned company.

Q: Who is Marlin Equity Partners?

A: Marlin Equity Partners is a global investment firm with over $6.7 billion of capital under management. The firm is focused on providing corporate parents, shareholders and other stakeholders with tailored solutions that meet their business and liquidity needs. Marlin invests in businesses across multiple industries where its capital base, industry relationships and extensive network of operational resources significantly strengthen a company’s outlook and enhance value. Since its inception, Marlin, through its group of funds and related companies, has successfully completed over 100 acquisitions. The firm is headquartered in Los Angeles, California with an additional office in London. For more information, please visit www.marlinequity.com.

Q: Why is Marlin a good fit for Bazaarvoice?

A: Marlin Equity believes that Bazaarvoice has significant potential and is supportive of our strategic objectives. Marlin Equity also recognizes the strength of our solutions and our team, and is in a position to provide us with additional capital to help us realize growth.

Q: Does this mean the Bazaarvoice business isn’t healthy?

A: No. Our business fundamentals are healthy. We just reported over $9 million of Adjusted EBITDA in the last quarter. We continue to make progress in expanding our network by increasing our client base, the amount of content across the network, and the number of shoppers we see.

We believe that being a private company will give us more flexibility to pursue our strategic objectives, without the pressures of being a public company. In addition, we believe that with Marlin Equity’s support and expertise in our industry, we will continue to drive growth and innovation.

Q: Will Gene Austin still be the CEO?

A: Yes, Gene will continue as CEO.

Q: Will the Bazaarvoice brand/name stay the same?

A: Yes, the Bazaarvoice name and brand will remain the same, and we will continue with our mission to create the world’s smartest network of consumers, brands, and retailers.

Q: What changes should we expect as clients?

A: As a private company, Bazaarvoice will remain committed to delivering the same great quality products and services that you’ve come to expect. We will continue to support and serve our clients as we always have, as you are key contributors to our success and growth strategy.

Q. Will this change affect my contract renewal date or any of my contract terms?

A. This transaction will not affect contract terms.

Q. Will I have a new Client Success Director or Account Executive?

A. We have not identified specific changes as a result of this transaction. As always, we will contact you directly if a change is planned for your account team.

Additional Information and Where to Find It

In connection with the merger, Bazaarvoice, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website http://www.bazaarvoice.com or by writing to the Company’s Secretary at 10901 Stonelake Blvd, Austin, TX 78759.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on October 13, 2017 and the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2017. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Forward-looking statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee and/or reimbursement of their expenses; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended April 30, 2017 and Quarterly Report on Form 10-Q for the fiscal quarters ended July 31, 2017. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.